Tax	6 Months Ended
Sep. 30, 2026
Income taxes paid (refund) [abstract]
Tax
6. Tax

The tax charge for the six month period ended 30 September 2026 is £386 million (2025: £208 million). It is based on management’s estimate of the weighted average effective tax rate by jurisdiction expected for the full year. The effective tax rate is 22.3% (2025: 25.2%), which includes the impact of our share of post-tax results of joint ventures and associates.
The effective tax rate for the year ended 31 March 2026 was 22.5% including the impact of our share of post-tax results of joint ventures and associates.